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                                                                  EXHIBIT 10.14

CERTIFICATE OF REGISTRATION                       FORM SR
                                                  FOR A SOUND RECORDING
                                                  UNITED STATES COPYRIGHT OFFICE
                                                  ******************************
                                                  REGISTRATION NUMBER
                                                  SR 190-794
                                                  ******************************

                        This Certificate issued under the seal of the Copyright
                        Office in accordance with title 17, United States Code,
[OFFICIAL SEAL]         attests that registration has been made for the work
                        identified below. The information on this certificate has been made a part of the Copyright Office records.


                          EFFECTIVE DATE OF REGISTRATION     June    13    1994
                                                             ------------------
                                                             Month   Day   Year


                                                 /s/ BARBARA RINGER
                                                 ------------------------------
                                                 ACTING REGISTER OF COPYRIGHTS
                                                 UNITED STATES OF AMERICA

DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.

===============================================================================
1  TITLE OF THIS WORK

   SABOR A MI,  "MELODY OF ETERNAL PASSION"
-------------------------------------------------------------------------------
PREVIOUS OR ALTERNATIVE TITLES
   SABOR A MI
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NATURE OF MATERIAL RECORDED  See instructions

  /x/  Musical       / /  Musical-Dramatic
  / /  Dramatic      / /  Literary
  / /  Other___________________________________________________________________

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2  NOTE Under the law
NAME OF AUTHOR                                         DATES OF BIRTH AND DEATH
                                                      Year Born      Year Died
a   RAQUEL ZEPEDA                                         1951
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Was this contribution to the work a "work made for hire"?      Yes / /   No /x/

AUTHOR'S NATIONALITY OR DOMICILE
Name of Country
Citizen of  U.S.A.  OR   Domiciled in  U.S.A
            ------                     -----
WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
Anonymous?     / / Yes    No /x/     If the answer to either of these questions
Pseudonymous?  / / Yes    No /x/     is "Yes," see detailed instructions.
-------------------------------------------------------------------------------
NATURE OF AUTHORSHIP
Briefly describe nature of the material created by this author in which copyright is claimed.
PERFORMANCE, RECORDING, ARRANGEMENT OF MUSIC, & SPOKEN LYRICS (not sung)
*******************************************************************************
NAME OF AUTHOR                                         DATES OF BIRTH AND DEATH
                                                       Year Born      Year Died
b
-------------------------------------------------------------------------------
Was this contribution to the work a "work made for hire"?      Yes / /   No / /

AUTHOR'S NATIONALITY OR DOMICILE
Name of country
Citizen of _______________   OR   Domiciled in _______________

WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
Anonymous?     / / Yes    No / /     If the answer to either of these questions
Pseudonymous?  / / Yes    No / /     is "Yes," see detailed instructions.
-------------------------------------------------------------------------------
NATURE OF AUTHORSHIP
Briefly describe nature of the material created by this author in which copyright is claimed.

*******************************************************************************
NAME OF AUTHOR                                         DATES OF BIRTH AND DEATH
                                                       Year Born      Year Died
c
-------------------------------------------------------------------------------
Was this contribution to the work a "work made for hire"?      Yes / /   No / /

AUTHOR'S NATIONALITY OR DOMICILE
Name of Country
Citizen of _______________   OR   Domiciled in _______________

WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK
Anonymous?     / / Yes    No / /     If the answer to either of these questions
Pseudonymous?  / / Yes    No / /     is "Yes," see detailed instructions.
-------------------------------------------------------------------------------
NATURE OF AUTHORSHIP
Briefly describe nature of the material created by this author in which copyright is claimed.

==============================================================================

3a YEAR IN WHICH CREATION OF THIS WORK WAS COMPLETED    1994
                                                        ----
                                                        Year
This information must be given in all cases.

b DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
Complete this information          April    16     1994
ONLY if this work has              -------------------------------------------
been published.                    Month    Day    Year              Nation

==============================================================================

4 See instructions before completing this space.      /  APPLICATION RECEIVED
                                                      /  JUN 13, 1994
COPYRIGHT CLAIMANT(S)                                 /  ---------------------
Name and address must be given even if the claimant   /  ONE DEPOSIT RECEIVED
is the same as the author given in space 2.           /
                                                      /
Raquel Zepeda                                         /  ---------------------
9903 Santa Monica Blvd., #477                         /  TWO DEPOSITS RECEIVED
Beverly Hills, California 90211                       /  JUN 13, 1994
                                                      /  ---------------------
--------------------------------------------------    /  REMITTANCE NUMBER
TRANSFER If the claimant(s) named here in space 4     /  AND DATE
are different from the author(s) named in space 2,    /
give a brief statement of how the claimant(s)         /    DO NOT WRITE HERE
obtained ownership of the copyright.                  /     OFFICE USE ONLY

==============================================================================

MORE ON BACK  - Complete all applicable spaces (numbers 5-9) on the reverse side of this page.
              - See detailed instructions        - Sign the form at line 8.



                                                            DO NOT WRITE HERE
                                                            Page 1 of 2 pages


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                                   ============================================
                                   EXAMINED BY                        FORM SR
                                   [ILLEGIBLE]
                                   ----------------------------
                                   CHECKED BY
                                   [ILLEGIBLE]
                                   ****************************
                                   / / CORRESPONDENCE                    FOR
                                       Yes                            COPYRIGHT
                                   ****************************         OFFICE
                                   / / DEPOSIT ACCOUNT                   USE
                                       FUNDS USED                       ONLY
                                   ********************************************

DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.

==============================================================================

5  PREVIOUS REGISTRATION

Has registration for this work, or for an earlier version of this work, already been made in the Copyright Office?

/ / Yes   /X/ No   If your answer is "Yes," why is another registration being sought? (Check appropriate box)

a. / / This is the first published edition of a work previously registered in unpublished form.

b. / / This is the first application submitted by this author as copyright claimant.

c. / / This is a changed version of the work, as shown by space 6 on this application.

If your answer is "Yes," give: Previous Registration Number _______________ Year of Registration _____________

==============================================================================

6 see instructions before completing this space.

DERIVATIVE WORK OR COMPILATION Complete both space 6a & 6b for a derivative work; complete only 6b for a compilation.

a. PREEXISTING MATERIAL. Identify any preexisting work or works that this work is based on or incorporates.

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*******************************************************************************

b. MATERIAL ADDED TO THIS WORK. Give a brief, general statement of the material that has been added to this work and in which copyright is claimed.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

==============================================================================

7 DEPOSIT ACCOUNT

If the registration fee is to be charged to a Deposit Account established in the Copyright Office, give name and number of Account.

Name                                     Account Number

--------------------------------------   --------------------------------------
*******************************************************************************

CORRESPONDENCE

Give name and address to which correspondence about this application should be sent. Name/Address/Apt/City/State/Zip

     Raquel Zepeda
     9903 Santa Monica Blvd., #477                               Be sure to
     Beverly Hills, CA 90211                                      give your
                                                                daytime phone
Area Code & Telephone Number   (213) 876-9661                       number
                         day   (213) 651-1558
==============================================================================

8  CERTIFICATION*

I, the undersigned, hereby certify that I am the

Check one

/X/  author
/ /  other copyright claimant
/ /  owner of exclusive right(s)

/ /  authorized agent of
                         -----------------------------------------------
                         Name of author or other copyright claimant or owner of exclusive right(s)

of the work identified in this application and that the statements made by me in this application are correct to the best of my knowledge.

-------------------------------------------------------------------------------
Typed or printed name and date. If this application gives a date of publication in space 3, do not sign and submit it before that date.

         RAQUEL ZEPEDA                             date June 8, 1994
-------------------------------------------------------------------------------
*******************************************************************************
[FIST]   Handwritten signature (X)

                          /s/  RAQUEL ZEPEDA
-------------------------------------------------------------------------------
==============================================================================

9 The Copyright Office has the authority to adjust fees at [illegible]-year intervals, based on changes in the Consumer Price Index. The next adjustment is due in 1996. Please contact the Copyright Office after July 1995 to determine the actual fee schedule.

MAIL CERTIFICATE TO
Certificate will be mailed in window envelope

Name/Number/Street/Apartment Number/City/State/Zip

       Raquel Zepeda
       9903 Santa Monica Blvd., #477
       Beverly Hills, CA 90211

YOU MUST:
   - Complete all necessary spaces
   - Sign your application in space 8

SEND ALL 3 ELEMENTS IN THE SAME PACKAGE:
  1. Application Form
  2. Nonrefundable $20 filing fee in check or money order payable to REGISTER OF COPYRIGHTS
  3.  Deposit material

MAIL TO:
  Register of Copyrights
  Library of Congress
  Washington, D.C. 20559

==============================================================================

* 17 U.S.C. Section 506(e): Any person who knowingly makes a false representation of a material fact in the application for copyright registration provided for by section 409, or in any written statement filed in connection with the application, shall be fined not more than
$2,500

October 1992--75.000         *U.S. GOVERNMENT PRINTING OFFICE: 1992 [ILLEGIBLE]